UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

82 Richmond Street East, Toronto, Ontario, Canada M5C 1P1

(Address of Principal Executive Offices) (Zip Code)

416-477-7771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2024, the board of directors (the “Board”) of Bunker Hill Mining Corp. (the “Company”) appointed Kelli Kast as a director of the Company effective immediately. The Board also appointed Ms. Kast to serve as Chair of the newly formed Corporate Governance and Nominating Committee.

Ms. Kast entered into the Company’s standard form of board member agreement with the Company (the “Board Member Agreement”) to establish the terms and conditions of her service as a member of the Board. The Board Member Agreement sets forth the services and responsibilities of Ms. Kast as a director of the Company and as Chair of the newly formed Corporate Governance and Nominating Committee, including with respect to professionalism, standards of conduct, fiduciary duties, conflicts of interest, and confidentiality, among other matters. The compensation to be provided to Ms. Kast as set forth in the Board Member Agreement is materially consistent with the compensation that is provided to other non-executive directors of the Company. In addition, she will be compensated for her service as Chair of the newly formed Corporate Governance and Nominating Committee. There are no transactions in which the Company is or was a participant and in which Ms. Kast has a material interest subject to disclosure under Item 404(a) of Regulation S-K. No family relationships exist between Ms. Kast and any of the Company’s directors and executive officers.

In connection with her appointment as a director, Ms. Kast was issued under the Company’s Deferred Share Unit Plan US$40,000 in deferred share units that will vest 12 months following issuance.

Item 7.01	Regulation FD Disclosure.

On October 2, 2024, the Company issued a press release regarding the appointment of Ms. Kast as a director of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of October 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: October 8, 2024	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO